EXHIBIT 21
SUBSIDIARIES OF REGISTRANT

NAME OF SUBSIDIARY	STATE OF INCORPORATION
Arizona NewsChannel, L.L.C.	Delaware
Cox @Home, Inc.	Delaware
Cox Animal Planet, Inc.	Delaware
Cox Arizona Telcom, L.L.C.	Delaware
Cox Arkansas Telcom, L.L.C.	Delaware
Cox Business Services, Inc.	Delaware
Cox Business Services, L.L.C.	Delaware
Cox California Telcom, L.L.C. (formerly Cox
California Telcom II, L.L.C.)	Delaware
Cox Colorado Telcom, L.L.C.	Delaware
Cox Communications EBD Holdings, Inc.	Delaware
Cox Communications E.T.E., Inc.	Delaware
Cox Communications Florida (Partnership)
(formerly Cox Cable New York)	New York
Cox Communications Gulf Coast, L.L.C.	Delaware
Cox Communications Hampton Roads, L.L.C.	Delaware
Cox Communications Holdings, Inc.	Delaware
Cox Communications Kansas, L.L.C.	Delaware
Cox Communications Las Vegas, Inc.	Delaware
Cox Communications LLC Management, Inc.	Delaware
Cox Communications Louisiana, L.L.C.	Delaware
Cox Communications NCC, Inc.	Delaware
Cox Communications New York City, Inc.	New York
Cox Communications Omaha, L.L.C.	Delaware
Cox Communications Payroll, Inc.	California
Cox Communications Pensacola, L.L.C.	Delaware

NAME OF SUBSIDIARY	STATE OF INCORPORATION
Cox Communications Shopping Services, Inc.	Delaware
Cox Communications Technology, L.L.C.	Delaware
Cox Communications Telecom, Inc.	Virginia
Cox Connecticut Telcom, L.L.C.	Delaware
Cox Consumer Information Network, Inc.	Delaware
Cox DC Radio, Inc.	Delaware
Cox District of Columbia Telcom, L.L.C.	Delaware
Cox Fibernet Oklahoma, L.L.C.	Delaware
Cox Fibernet Virginia, Inc.	Delaware
Cox Florida Cable Partners	Florida
Cox Florida Telcom, L.P. (1% Member — Cox Telcom Partners, Inc.,
general partner; 99% Member — CoxCom, Inc., limited partner)	Delaware
Cox Georgia Telcom, L.L.C.	Delaware
Cox Government Services, Inc.	Delaware
Cox Idaho Telcom, L.L.C.	Delaware
Cox Iowa Telcom, L.L.C.	Delaware
Cox Kansas Telcom, L.L.C.	Delaware
Cox Louisiana Telcom, L.L.C.	Delaware
Cox Maryland Telcom, L.L.C.	Delaware
Cox Media, L.L.C.	Delaware
Cox Mississippi Telcom, L.L.C.	Delaware
Cox Missouri Telcom, L.L.C.	Delaware
Cox Nebraska Telcom, L.L.C.	Delaware
Cox Nevada Telcom, L.L.C.	Delaware
Cox New Mexico Telcom, L.L.C.	Delaware
Cox North Carolina Telcom, L.L.C.	Delaware
Cox Ohio Telcom, L.L.C.	Delaware
Cox Oklahoma Telcom, L.L.C.	Delaware
Cox Rhode Island Telcom, L.L.C.	Delaware

NAME OF SUBSIDIARY	STATE OF INCORPORATION
Cox San Diego SPE, L.L.C.	Delaware
Cox Southwest Holdings, L.P.	Texas
Cox Southwest Interests, L.L.C.	Texas
Cox Southwest Partner Holdings, L.L.C.	Delaware
Cox Telcom Partners, Inc.	Delaware
Cox Texas Telcom, L.P. (1% Member — Cox Telcom Partners, Inc.,
general partner; 99% Member — CoxCom, Inc., limited partner)	Delaware
Cox Trust I	Delaware
Cox Virginia Telcom, Inc.	Virginia
Cox/TWC Master Cable Advertising Interconnect, L.L.C.	Delaware
CP Arizona I, LLC	Delaware
CP Arizona II, LLC	Delaware
CP Nevada, LLC	Delaware
Hospitality Network, Inc.	Nevada
Kansas NewsChannel, L.L.C.	Delaware
Local News on Cable, L.L.C.	Virginia
MAS ARIZONA, L.L.C.	Delaware
Mid-Kansas, Inc.	Kansas
News Channel 15, L.L.C.	Delaware
News Channel, L.L.C.	Oklahoma
PrimeTel of Nevada	Nevada
Rhode Island News Channel, L.L.C.	Delaware
TCA Communications, L.L.C.	Texas
TMJV, LLC	Delaware
Tulsa Cable News, L.L.C.	Oklahoma
WOWT/Cox News Channel, L.L.C.	Delaware
CoxCom, Inc.	Delaware

CoxCom, Inc., a Delaware corporation, operates and owns the assets relating to the cable television systems and other businesses doing business under the following names:
d/b/a Cox Business Services
Arizona
California
Connecticut
Florida
Idaho
Louisiana
Missouri
d/b/a Cox Communications Arizona
d/b/a Cox Communications Bakersfield
d/b/a Cox Communications Cleveland Area
d/b/a Cox Communications Desert Valley
d/b/a Cox Communications Gainesville/Ocala
d/b/a Cox Communications Humboldt
d/b/a Cox Communications Middle America
d/b/a Cox Communications New England
d/b/a Cox Communications North Carolina
d/b/a Cox Communications Northern Virginia
d/b/a Cox Communications Oklahoma City
d/b/a Cox Communications Omaha
d/b/a Cox Communications Orange County
d/b/a Cox Communications Palos Verdes
d/b/a Cox Communications Phoenix
d/b/a Cox Communications Roanoke
d/b/a Cox Communications San Diego
d/b/a Cox Communications Santa Barbara
d/b/a Cox Communications Sierra Vista
d/b/a Cox Communications Tucson
d/b/a Cox Communications Tulsa
d/b/a Cox Communications West Texas